                                                                   EXHIBIT 10.11


                THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

       THIS AGREEMENT made as of the 30th day of June, 1997, by and between COMMAND SYSTEMS INCORPORATED, a Connecticut corporation having its chief executive office at Pond View Corporate Center, 76 Batterson Park Road, Farmington, Connecticut 06702 ("Debtor") and PEOPLE'S BANK, a Connecticut banking corporation having an office at 850 Main Street, Bridgeport, Connecticut 06604-4913 ("Secured Party").

                             W I T N E S S E T H:

       WHEREAS, Debtor and Secured Party are parties to a Loan and Security Agreement dated November 30, 1993 (the "Loan Agreement") pursuant to which Secured Party provided Debtor with a term loan in the amount of Five Hundred Twenty Thousand and 00/100 Dollars ($520,000.00) (the "Term Loan") evidenced by a Term Loan Promissory Note dated November 30, 1993, a revolver/term loan in the amount of Eighty Thousand and 00/100 Dollars ($80,000.00) (the "Revolver/Term Loan") evidenced by a Revolver/Term Loan Promissory Note dated November 30, 1993 and Secured Party also agreed, from time to time, in its sole discretion, to extend commercial revolving loans in the maximum aggregate principal amount of up to Two Hundred Thousand and 00/100 Dollars ($200,000.00) to Debtor (the "Line of Credit Loans") evidenced by a line of Credit Promissory Note dated November 30, 1993; and

       WHEREAS, on December 21, 1994, Secured Party and Debtor modified the terms of the Loan Agreement to provide for Line of Credit Loans in an amount not to exceed One Million and 00/100 Dollars ($1,000,000.00) with a committed term of April 15, 1996, and to eliminate the Term Loan and the Revolver/Term Loan.

       WHEREAS, on May 28, 1996, People's modified the terms of the Loan Agreement to increase the availability of the Line of Credit Loans to Two Million Five Hundred Thousands and 00/100 Dollars ($2,500,000.00) with a committed term of June 30, 1997.

       WHEREAS, Command acknowledges and agrees that it has requested that People's again modify the terms of the Loan Agreement to extend the committed term of the Line of Credit Loans to August 15, 1998 and to increase the availability of the Line of Credit Loans to the lesser of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) or seventy-five percent (75%) of Qualified Accounts.

       NOW, THEREFORE, in consideration of the foregoing and in further consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.     The Loan Agreement is hereby amended as follows:

       (a) The first sentence of Paragraph 5 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu therefore:

             "5.   AMOUNT AND TERMS OF THE LINE OF CREDIT LOANS.
                   ---------------------------------------------
       Pursuant to the terms of this Agreement and upon the satisfaction of the conditions precedent referred to in Paragraph 14 hereof, Secured Party may, in the exercise of its sole discretion, make Line of Credit Loans to Debtor upon its request, which in the aggregate do not exceed the lesser of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) or seventy-five percent (75%) (or such greater or lesser percentage as Secured Party may, from time to time, determine) or Qualified Accounts."

       (b) The first sentence of subparagraph (e) of Paragraph 5 hereby deleted in its entirety and the following substituted in lieu therefore:

                   (e) The provisions of this Paragraph 5 shall continue in effect until August 15, 1998, provided, however, that Secured Party may also terminate the provisions of this Paragraph 5 at any time upon the happening of any Event of Default.

       (c) Paragraph 7(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu therefore:

                   "(a) Maintain (i) a Tangible Net Worth of $1,750,000 as of December 31, 1997; (ii) a Current Ratio of no less than 1.00 to 1.00 as of December 31, 1997; and (iii) a Debt Service Coverage Ratio of 1.25 to
       1.00 as of December 31, 1997.

                   Tangible Net Worth shall mean total stockholder's equity less any intangible assets, which Tangible Net Worth covenant shall be tested annually and quarterly commencing December 31, 1997 based on the quarterly and fiscal year-end consolidated financial statements of Debtor and Command Systems, Inc. a Delaware corporation. Current Ratio shall mean current assets divided by current liabilities, which Current Ratio covenant shall be tested annually and quarterly commencing December 31, 1997 based on the quarterly and fiscal year-end consolidated financial statements of Debtor and Command Systems, Inc. Debt Service Coverage shall mean Debtor's net profits after taxes plus depreciation and interest expenses minus internally funded capital expenditures and dividend payments divided by current maturities of long term debt plus capital lease expenses and interest payments, which Debt Service



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             Coverage covenant shall be tested annually based on the
             consolidated fiscal year-end financial statements of Debtor and Command Systems, Inc. Unless otherwise stated above compliance with each of the above referenced financial covenants shall be determined by generally accepted accounting principals consistently applied from year to year."

             (d) Subparagraph (e)(i), (ii) and (iii) of Paragraph 7 are hereby amended to reflect that the audited annual financial statements of Debtor, Command Systems, Inc. and the review level financial statements for each subsidiary shall be delivered to Secured Party one hundred and twenty (120) days after the close of Debtor's fiscal year-end, both on a consolidated and an individual basis, and Debtor and Command Systems, Inc. shall each deliver management prepared quarterly financial statements on a consolidated and individual basis to Secured Party sixty (60) days after the close of Debtor's fiscal quarter.


             (e) Subparagraph (e)(v) of Paragraph 7 is hereby deleted in its entirety and the following substituted in lieu therefor:

             "(v) On or before the tenth day of each month, a detailed written report, in form satisfactory to Secured Party, showing as of the end of the immediately preceding month, all Accounts of Debtor including the name of each Account debtor, the balance on the Account and an aging of such Accounts."

              (f) Subparagraphs (e)(vi), (vii), (viii) and (ix) of Paragraph 7 of the Loan Agreement are hereby deleted in their entirety. All other terms and conditions of subparagraph (e) of Paragraph 7 remain unchanged except as provided for herein.

              (g) Paragraph 8(b) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu therefor:

              "(b) Declare or pay any dividends or make any distributions on any shares of its capital stock (other than dividends payable solely in such shares), or purchase, redeem, retire or otherwise acquire, directly or indirectly, any such shares, other than payment of dividends to Phoenix Home Life so long as no Event of Default exists hereunder;"

           2. Debtor represents and warrants to Secured Party that all of the representations and warranties Debtor has set forth in the Loan Agreement, as amended hereby, are true and correct and are hereby remade and restated.

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     3.   Except as modified herein, all other terms, provisions, and conditions of the Loan Agreement remain unmodified and are in full force and effect.

     4. DEBTOR AND COMMAND SYSTEMS, INC. ACKNOWLEDGE THAT THE TRANSACTIONS DESCRIBED HEREIN ARE COMMERCIAL TRANSACTIONS AND WAIVE ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH SECURED PARTY MAY DESIRE TO USE, AND FURTHER WAIVE DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST, AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE NOTE, AND ALL RIGHTS UNDER ANY STATUTE OF LIMITATIONS.

     5. DEBTOR AND COMMAND SYSTEMS, INC. HEREBY WAIVE TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF SECURED PARTY'S RIGHTS AND REMEDIES. DEBTOR AND COMMAND SYSTEMS, INC. ACKNOWLEDGE THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of this 30th day of June, 1997.

Signed, Sealed and Delivered
in the Presence of:                         COMMAND SYSTEMS
                                            INCORPORATED

                                            By:
----------------------------                   ----------------------------
                                               Edward G. Caputo
                                               Its President
----------------------------


                                            PEOPLE'S BANK

                                            By:
----------------------------                   ----------------------------
                                               Domenic A. Cessario
                                               Its Commercial Loan Officer
----------------------------


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

STATE OF CONNECTICUT     )
                         ) ss. Hartford
COUNTY OF HARTFORD       )


       On this 30th day of June, 1997, personally appeared Edward G. Caputo, as President of COMMAND SYSTEMS INCORPORATED, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said corporation, before me.



                                        ------------------------------
                                        Notary Public/
                                        Commissioner of the Superior Court


STATE OF CONNECTICUT     )
                         ) ss. Hartford
COUNTY OF HARTFORD       )


       On this 30th day of June, 1997, personally appeared Domenic A. Cessario as Commercial Loan Officer of PEOPLE'S BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said banking corporation, before me.



                                        ------------------------------
                                        Notary Public/
                                        Commissioner of the Superior Court



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